     EXHIBIT 32.1 CERTIFICATION PURSUANT TO

     18 U.S.C. 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FLOMO RESOURCES, INC. (the "Company") on Form 10-KSB for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jason Gin, President, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 4, 2008

By: Name: Title:	/s/ Jason Gin Jason Gin President, Secretary and Treasurer (principal executive officer, principal financial officer and principal accounting officer)